April 9, 2020
PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

A Series of Advisors Series Trust

Supplement to the Summary Prospectus dated June 28, 2019

Effective immediately, the redemption fee for the Pzena Long/Short Value Fund will be removed. All references to redemption fees throughout the summary prospectus are hereby removed.

Please retain this Supplement for future reference.